UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 9, 2023

TERADATA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33458	75-3236470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17095 Via Del Campo San Diego, California	92127
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: (866) 548-8348

N/A

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 per share	TDC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    2023 Stock Incentive Plan. On May 9, 2023, the stockholders of Teradata Corporation (the “Company” or “Teradata”), upon recommendation of the Teradata Board of Directors (the “Board”), approved the Teradata 2023 Stock Incentive Plan (the “2023 Plan”). The 2023 Plan replaces the Teradata 2012 Stock Incentive Plan, as amended (the “2012 Plan”). No further awards will be made under the 2012 Plan; however, awards granted under the 2012 Plan prior to stockholder approval of the 2023 Plan will remain outstanding in accordance with their terms. The 2023 Plan is described in our 2023 Proxy Statement, and the full text of the 2023 Plan, attached as Appendix A to our 2023 Proxy Statement, is incorporated herein by reference.

Form of Award Agreements. In addition, in connection with the approval of the 2023 Plan by the Company’s stockholders, the Compensation and People Committee of the Board approved the forms of stock option agreement, restricted share unit agreement, and performance-based restricted share unit agreement to be used in connection with awards made under the 2023 Plan. Copies of the forms of these agreements are attached hereto as Exhibits 10.2, 10.3, 10.4, 10.5, 10.6, and 10.7 and hereby incorporated by reference.

Employee Stock Purchase Plan. On May 9, 2023, the stockholders of Teradata, upon recommendation of the Board, approved the Teradata Employee Stock Purchase Plan as Amended and Restated (the “Amended ESPP”). The Amended ESPP amends and restates the Teradata Employee Stock Purchase Plan, as amended, to increase the number of shares available for purchase under the Amended ESPP by 2,300,000 and to extend the term of the Amended ESPP to September 1, 2032. The Amended ESPP is described in our 2023 Proxy Statement, and the full text of the Amended ESPP, attached as Appendix B to our 2023 Proxy Statement, is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on May 9, 2023.

At the Annual Meeting, the holders of a total of 93,393,939 shares of the Company’s common stock entitled to vote were present in person or represented by proxy, constituting approximately 91% of the total shares issued and outstanding and entitled to vote at the Annual Meeting. Stockholders voted on six matters:

1)	a proposal to elect Daniel R. Fishback, Stephen McMillan and Kimberly K. Nelson as Class I directors, and Todd E. McElhatton as a Class III director;

2)	an advisory (non-binding) vote on executive compensation (a “say-on-pay” vote);

3)	an advisory (non-binding) vote to approve the frequency of say-on-pay votes;

4)	a proposal to approve the Teradata 2023 Stock Incentive Plan;

5)	a proposal to approve the Teradata Employee Stock Purchase Plan as Amended and Restated; and

6)	a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2023.

The number of votes cast for or against, the number of abstentions, and the number of broker non-votes with respect to each matter required to be reported herein was certified by an independent inspector of elections, and are set forth below:

1.

Election of (i) three Class I directors for three-year terms expiring at the 2026 Annual Meeting to hold office until their respective successors are duly elected and qualified, and (ii) one Class III director for a two-year term expiring at the 2025 Annual Meeting to hold office until his respective successor is duly elected and qualified.

Class I Directors

a. Daniel R. Fishback

For: 78,851,127	Against: 3,215,728	Abstain: 177,248	Broker Non-Votes: 11,149,836

b. Stephen McMillan

For: 81,147,807	Against: 925,298	Abstain: 170,998	Broker Non-Votes: 11,149,836

c. Kimberly K. Nelson

For: 78,830,951	Against: 3,241,749	Abstain: 171,403	Broker Non-Votes: 11,149,836

Class III Director

d. Todd E. McElhatton

For: 81,741,100	Against: 324,489	Abstain: 178,514	Broker Non-Votes: 11,149,836

2.	An advisory (non-binding) vote on executive compensation (“say-on-pay”).

For: 76,927,802	Against: 5,099,594	Abstain: 216,707	Broker Non-Votes: 11,149,836

3.	An advisory (non-binding) vote on a frequency of say-on-pay votes.

1 Year: 80,084,871	2 Years: 58,252	3 Years: 1,927,357	Abstain: 173,623

Based on these results, the Board has determined that the Company will hold an advisory (non-binding) stockholder vote on the compensation of its executives every year until the next required vote on the frequency of say-on-pay votes.

4.	The approval of the Teradata 2023 Stock Incentive Plan.

For: 71,848,261	Against: 10,240,738	Abstain: 155,104	Broker Non-Votes: 11,149,836

5.	The approval of the Teradata Employee Stock Purchase Plan as Amended and Restated.

For: 81,591,710	Against: 515,914	Abstain: 136,479	Broker Non-Votes: 11,149,836

6.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2023.

For: 88,941,795	Against: 4,284,655	Abstain: 167,489

Item 9.01.	Financial Statements and Exhibits

(d)    Exhibits:

Exhibit No.	Description

10.1	Teradata 2023 Stock Incentive Plan Incorporated herein by reference to Appendix A to Teradata Corporation’s 2023 Proxy Statement on Schedule 14A dated March 22, 2023 (SEC File No. 001-33458)

10.2	Form of Stock Option Agreement under the Teradata 2023 Stock Incentive Plan.

10.3	Form of Stock Option Agreement for Non-U.S. Employees under the Teradata 2023 Stock Incentive Plan.

10.4	Form of Restricted Share Unit Agreement under the Teradata 2023 Stock Incentive Plan.

10.5	Form of Restricted Share Unit Agreement for Non-U.S. Employees under the Teradata 2023 Stock Incentive Plan.

10.6	Form of Performance-Based Restricted Share Unit Agreement under the Teradata 2023 Stock Incentive Plan.

10.7	Form of Director Restricted Share Unit Grant Statement.

10.8	Teradata Employee Stock Purchase Plan (Amended and Restated on February 24, 2023) Incorporated herein by reference to Appendix B to Teradata Corporation’s 2023 Proxy Statement on Schedule 14A dated March 22, 2023 (SEC File No. 001-33458)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Teradata Corporation

By:	/s/ Margaret A. Treese
Margaret A. Treese
Chief Legal Officer and Secretary

Dated: May 12, 2023